UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                   FORM 8-K/A
                                 CURRENT REPORT

Pursuant to Section 13 or 15 (d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest  event  reported):  November 07, 2001 (July 10,
2001)

                      DIVERSIFIED PRODUCT INSPECTIONS, INC.
      --------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


               Florida                  000-25429               650832025
----------------------------         -----------------      -------------------
(State or other jurisdiction         (Commission            (IRS Employer
   of incorporation)                        file number)     Identification No.)


3 Main Street
Oak Ridge, TN                                                       37830
----------------------------------------                    -------------------
(Address of principal executive offices)                         (Zip Code)


Registrant's telephone number, including area code:  (865) 482-8480


                                       N/A
                 ----------------------------------------------
          (Former name or former address, if changes since last report)


Copy of Communications to:

                                 Mintmire & Associates
                                 265 Sunrise Avenue, Suite 204
                                 Palm Beach, FL 33480
                                 Phone:(561) 832-5696
                                 Facsimile:(561) 659-5371

     The purpose of this amended current report on Form 8-K/A is to amend the previous Current Report filed on Form 8K/A on October 10, 2001 to disclose a change in the Registrant's Certifying Accountant.

ITEM 4(a).  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

     On July 10, 2001 the Company notified its accountants, Michaelson & Co., P.A. that they were being dismissed as the Company's independent auditors. The stated reasons were that the Registrant wanted to retain the auditor of its wholly-owned subsidiary, needed to consolidate the audits of the parent and subsidiary to comply with SEC requirements and did not want to engage the services of more than one (1) auditor. The Company's Board of Directors made the decision to change accountants.

     During the Registrant's two (2) most recent fiscal years and during any subsequent interim period preceding the date of resignation, the Company has had no disagreements with Michaelson & Co., P.A. on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure.

     No accountant's report on the financial statements for the past two (2) years contained an adverse opinion or a disclaimer of opinion or was qualified or modified as to uncertainty, audit scope or accounting principles.

     On November 06, 2001 the Company provided Michaelson & Co., P.A. with a copy of this disclosure and requested that it furnish a letter to the Company, addressed to the SEC, stating that it agreed with the statements made herein or the reasons why it disagreed. On November 6, 2001, the Company received a letter from Michaelson & Co., P.A. that it agreed with the statements contained herein.

Item 4(b).        Changes in Registrant's Certifying Accountant.

     On July 10, 2001, the Company engaged the firm of Coulter & Justus P.C. 900 South Gay Street, Suite 700, Knoxville, TN 37902-1819 as the Company's independent auditors. Such appointment was accepted by Sam Coulter, President of the firm. Prior to such engagement, the Registrant had not consulted Coulter & Justus P.C. on any prior matters, including any matters relative to the application of accounting principles or any subject of disagreement with Michaelson & Co., P.A.

ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS

Exhibit No.                Description
----------------------------------------------------------------------

2.1      [2]      Share Exchange Agreement between with Diversified Product Inspections, Inc., a
                  Florida corporation filed with the SEC on March 6, 2001.

3.i.1    [1]      Articles of Incorporation and Amendment to Articles of Incorporation.

3.ii.1   [1]      Bylaws.

4.i.1    [1]      Articles of Incorporation and Amendment to Articles of Incorporation.

4.ii.1   [1]      Bylaws.

10.1     [1]      Articles of Merger (Agreement and Plan of Merger  incorporated therein).

10.2     [1]      Business Lease.

10.3     [1]      Ernest Porter Employment Contract.

10.4     [1]      Specimen Sample of Demand Promissory Notes made by the Registrant to Fred
                  Keller.

16.1     [3]      Letter on change of certifying accountant pursuant to Regulation SK Section
                  304(a)(3).

16.2     *        Letter on change of certifying accountant pursuant to Regulation SK Section
                  304(a)(3).
-----------------------------------

[1] Incorporated herein by reference to the Company's Registration Statement on Form 10-SB filed February 23, 1999.
[2] Incorporated herein by reference to the Company's Form 8-K filed with the SEC on March 6, 2001.
[3] Incorporated herein by reference to the Company's Current Report on Form 8-K filed July 16, 2001.
*    Filed herewith

                                   SIGNATURES


     Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                      DIVERSIFIED PRODUCT INSPECTIONS, INC.
                                  (Registrant)


Date: November 7, 2001

/s/ John Van Zyll                             /s/ Marvin Stacy
----------------------------                  ----------------------------
John Van Zyll                                 Marvin Stacy

/s/ Ann Furlong                               /s/ Matt Walters
----------------------------                  ----------------------------
Ann Furlong                                   Matt Walters

/s/ David Dowell                              /s/ Warren Wankelman
----------------------------                  ----------------------------
David Dowell                                  Warren Wankelman

/s/ Stephen Durland
----------------------------
Stephen Durland